UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information for the three months ended March 31, 2022 regarding (i) the impact to results of operations related to changes in the fair value of derivative instruments and certain other information regarding its derivative instruments, (ii) the impact to results of operations from the change in fair value of the Company's investment in affiliate, (iii) the impact to results of operations from the sale of the Company's short-term investment, (iv) the net effect of third party purchases and sales of oil, gas and diesel on its results of operations and (v) the weighted average basic and diluted shares outstanding.
Derivative Activity
The following table summarizes the net derivative results that the Company expects to report in its earnings for the three months ended March 31, 2022:

Three Months Ended March 31, 2022
(in millions)
Noncash changes in fair value:
Oil derivative loss, net	$(3)
Gas derivative loss, net	(108)
Marketing derivative gain, net	44
Total noncash derivative loss, net	(67)

Net cash payments on settled derivative instruments:
Oil derivative payments	(1)
Gas derivative payments, net	(56)
Marketing derivative payments	(11)
Total cash payments on settled derivative instruments, net	(68)
Total derivative loss, net	$(135)
Investment in Affiliate
The Company owns 16.6 million shares of ProPetro Holding Corp. ("ProPetro"), which is measured on a recurring basis at fair value. The Company expects to report a noncash gain of $96 million on its investment in ProPetro for the three months ended March 31, 2022.
Short-Term Investment
In 2021, the Company acquired 960 thousand shares of Laredo Petroleum, Inc. ("Laredo") as partial consideration for its divestiture of certain acreage in western Glasscock County to Laredo. During the three months ended March 31, 2022, the Company sold the 960 thousand shares of Laredo common stock held by the Company as of December 31, 2021 and expects to record a gain from the share sales of $18 million.
Sales of Purchased Commodities
The Company enters into pipeline capacity commitments in order to secure available oil, NGLs and gas transportation capacity from the Company's areas of production, and secure diesel supply from the Gulf Coast to the Company's operations in the Permian Basin. The Company enters into purchase transactions with third parties and separate sale transactions with third parties to diversify a portion of the Company's oil and gas sales to (i) Gulf Coast refineries, (ii) Gulf Coast and West Coast gas markets and (iii) international oil markets, and to satisfy unused gas pipeline capacity commitments. The Company expects the net earnings effect of third party purchases and sales of oil, gas and diesel for the three months ended March 31, 2022 to result in a gain of $65 million. The gain for the three months ended March 31, 2022 is attributable to oil that was purchased and in transit via pipeline to the Gulf Coast or in Gulf Coast storage at the end of December 2021, January 2022 and February 2022. This oil inventory is sold in the following month at contracted prices that are generally tied to monthly average index oil prices (typically Brent oil prices). As a result of increasing oil prices during the three months ended March 31, 2022, the oil inventory in transit or stored at the end of December 2021, January 2022 and February 2022 was sold in January 2022, February 2022 and March 2022, respectively, at higher prices resulting in the aforementioned gain.

Operations Update
The Company’s first quarter of 2022 production averaged 355 thousand barrels of oil per day and 638 thousand barrels oil equivalent per day.
During the first quarter of 2022, the Company's contracted sand supply was disrupted by a third-party sand mine outage, impacting second quarter production. The sand mine outage was fully restored in late March and the Company plans to temporarily add one additional frac fleet during the second quarter of 2022 to mitigate the impact to the Company's full-year production forecast. The Company maintains its original full-year 2022 production and capital guidance previously disclosed on February 16, 2022.
In addition, given the increase in commodity prices during the first quarter of 2022, the Company's gathering, processing and transportation charges, along with production and ad valorem taxes, increased production costs above the original first quarter guidance range.
Weighted Average Basic and Diluted Shares Outstanding
The components of basic and diluted weighted average shares outstanding for the three months ended March 31, 2022 are as follows:

Three Months Ended March 31, 2022
(in millions)
Basic weighted average shares outstanding	243
Convertible notes dilution (a)	13
Diluted weighted average shares outstanding	256
_____________________
(a)Diluted weighted average common shares outstanding includes the dilutive effect had the Company's convertible notes been converted at the beginning of the three months ended March 31, 2022. If converted by the holder, the Company may settle in cash, shares of the Company's common stock or a combination thereof, at the Company's election.

Item 7.01    Regulation FD Disclosure
The Company's open commodity oil and gas derivative positions as of April 27, 2022 are as follows:

	2022
	Second Quarter	Third Quarter	Fourth Quarter
Average daily oil production associated with derivatives (Bbl):
Midland/WTI basis swap contracts:
Volume (a)	26,000	26,000	26,000
Price differential	$0.50	$0.50	$0.50
Average daily gas production associated with derivatives (MMBtu):
Dutch TTF swap contracts:
Volume	30,000	30,000	30,000
Price	$7.80	$7.80	$7.80
____________________
(a)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells a portion of its Midland Basin oil and the WTI index price.

Additionally, as of April 27, 2022, the Company has outstanding derivative contracts for 3,000 Bbls per day of Brent basis swaps for January 2024 through December 2024 production. The basis swap contracts fix the basis differential between the WTI index price at which the Company sells a portion of its Midland Basin oil and the Brent index price at a weighted average of $4.33.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices; product supply and demand; the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity and oil and gas demand; the impact of armed conflict and political instability on economic activity and oil and gas supply and demand; competition; the ability to obtain drilling, environmental and other permits and the timing thereof; the effect of future regulatory or legislative actions on Pioneer or the industry in which it operates, including potential changes to tax laws; the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms; potential liability resulting from pending or future litigation; the costs, including the potential impact of increases due to supply chain disruptions, and results of drilling and operating activities; the risk of new restrictions with respect to development activities, including potential changes to regulations resulting in limitations on the Company's ability to dispose of produced water; availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities; access to and availability of transportation, processing, fractionation, refining, storage and export facilities; Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled; the Company's ability to achieve its emissions reduction, flaring and other ESG goals; access to and cost of capital; the financial strength of counterparties to Pioneer's credit facility and derivative contracts, and purchasers of Pioneer's oil, NGL and gas production and downstream sales of purchased oil and gas; uncertainties about estimates of reserves; identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying forecasts, including forecasts of production, operating cash flow, well costs, capital expenditures, rates of return, expenses and cash flow from downstream purchases and sales of oil and gas, net of firm transportation commitments; tax rates; quality of technical data; environmental and weather risks, including the possible impacts of climate change on the Company's operations and demand for its products; cybersecurity risks; the risks associated with the ownership and operation of the Company's water services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	April 27, 2022